                                                                      Exhibit 16





                  MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.
                    SCHEDULE FOR COMPUTATION OF PERFORMANCE
                                   QUOTATIONS
                                     YIELD


                 For the seven-day period ended July 31, 1992:

                         Last 7 Daily Dividend Factors:


                                     MONEY
                                     SHARES

                          Day 1:           .000065647
                                           ----------
                          Day 2:           .000065647
                                           ----------
                          Day 3:           .000065593
                                           ----------
                          Day 4:           .000065703
                                           ----------
                          Day 5:           .000065157
                                           ----------
                          Day 6:           .000064967
                                           ----------
                          Day 7:           .000065854
                                           ----------

                                           .000458568 = Base Period Return
                                           ==========         (BPR)


                 Annualized Yield = (BPR/1) X 365/7                 2.39%
                                                                    ----

                 Effective Yield = (BPR + 1) to the
                                    365/7 Power - 1                 2.42%
                                                                    ----

                 Tax-Equivalent
                          Yield    =   Annualized Yield             2.73%
                                     --------------------           ----
                                    1 - (Combined Federal,
                                         New York State and
                                         New York City Tax Rate)

                  MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.
                    SCHEDULE FOR COMPUTATION OF PERFORMANCE
                                   QUOTATIONS
                                     YIELD


                 For the seven-day period ended July 31, 1992:

                         Last 7 Daily Dividend Factors:


                                     DOLLAR
                                     SHARES

                         Day 1:           .000058816
                                          ----------
                         Day 2:           .000058817
                                          ----------
                         Day 3:           .000058762
                                          ----------
                         Day 4:           .000058873
                                          ----------
                         Day 5:           .000058326
                                          ----------
                         Day 6:           .000058137
                                          ----------
                         Day 7:           .000059023
                                          ----------

                                          .000410754 = Base Period Return
                                          ==========
                                                              (BPR)


                 Annualized Yield = (BPR/1) X 365/7                 2.14%
                                                                    ----

                 Effective Yield = (BPR + 1) to the
                                   365/7 Power - 1                  2.16%
                                                                    ----

                 Tax-Equivalent
                          Yield    =   Annualized Yield             2.44%
                                     --------------------           ----
                                     1 - (Combined Federal,
                                          New York State and
                                          New York City Tax Rate)

                  MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.
                    SCHEDULE FOR COMPUTATION OF PERFORMANCE
                                   QUOTATIONS
                                     YIELD


                  For the seven-day period ended July 31, 1992

                         Last 7 Daily Dividend Factors:


                                      PLUS
                                     SHARES

                       Day 1:           .000058816
                                        ----------
                       Day 2:           .000058817
                                        ----------
                       Day 3:           .000058762
                                        ----------
                       Day 4:           .000058873
                                        ----------
                       Day 5:           .000058326
                                        ----------
                       Day 6:           .000058137
                                        ----------
                       Day 7:           .000059023
                                        ----------

                                        .000410754 = Base Period Return
                                        ==========         (BPR)



                 Annualized Yield = (BPR/1) X 365/7                 2.14%
                                                                    ----

                 Effective Yield = (BPR + 1) to the
                                   365/7 Power - 1                  2.16%
                                                                    ----

                 Tax-Equivalent
                          Yield    =   Annualized Yield             2.44%
                                     --------------------           ----
                                             1 - (Combined Federal,
                                                     New York State and
                                                     New York City Tax Rate)